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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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          Date of Report (Date of earliest event reported): May 7, 2004
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)


      New York                       No. 1-10299               13-3513936
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(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number            Identification No.)


112 West 34th Street, New York, New York                         10120
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700
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Item 5.   Other Events.

          On May 7, 2004, Foot Locker, Inc. announced that it had closed its purchase of approximately 350 Footaction stores from Footstar, Inc.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          99.1 Press Release of Foot Locker, Inc. dated May 7, 2004 announcing the closing of Foot Locker, Inc.'s purchase of Footaction stores from Footstar, Inc.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                                FOOT LOCKER, INC.
                                                --------------------------
                                                       (Registrant)


Date:  May 11, 2004                             By: /s/ Bruce L. Hartman
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                                                    Bruce L. Hartman
                                                    Executive Vice President and
                                                    Chief Financial Officer